UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2008

UNIVERSAL HOSPITAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20086	41-0760940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
7700 France Avenue South, Suite 275 Edina, Minnesota 55435-5228 (Address of principal executive offices, including zip code)

952-893-3200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 13, 2008, the Board of Directors of Universal Hospital Services, Inc. (the "Company") elected each of Mark M. McKenna, Barry P. Schochet and David Crane to serve as a director of the Company, effective April 1, 2008.

The Board determined that, in its judgment, Mr. McKenna, Mr. Schochet and Mr. McKenna satisfy the requirements for "independence" set forth in the Company’s written policy and written procedures regarding transactions with related persons. There are no arrangements or understandings pursuant to which any of Mr. McKenna, Mr. Schochet or Mr. Crane was elected or any relationships or related transactions between the Company and Mr. Crane, Mr. McKenna or Mr. Schochet of the type required to be disclosed under the federal securities laws or the applicable rules and regulations thereunder.

As compensation for his services as a director, each of Mr. McKenna, Mr. Schochet and Mr. Crane will receive:

  $30,000 in fixed annual cash compensation for his service as an independent director. The cash compensation is paid in advance, at the beginning of each calendar year, except that it is pro-rated for 2008.
  A grant of 300,000 nonqualified stock options for the purchase of shares of common stock of UHS Holdco, Inc. (Company’s parent) at a price of $1.00 per share pursuant to the 2007 Stock Option Plan and the option agreement to be entered into between each of Mr. McKenna, Mr. Schochet and Mr. Crane, respectively, and UHS Holdco, Inc., which will be in the form of that Form of Option Agreement of UHS Holdco., Inc. filed as Exhibit 10.18 to the Company’s Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on August 14, 2007 and is incorporated by reference herein, except that all of the 300,000 nonqualified stock options granted to the independent directors are Time Vesting Options and none are Performance Vesting Options.
  Reimbursement of reasonable expenses in connection with Board-related activities.

Similar to the Company’s other directors and executive officers, each of Mr. McKenna, Mr. Schochet and Mr. Crane will be indemnified against certain claims or liabilities arising out of the performance of his duties by insurance and the applicable provisions of the Company’s Certificate of Incorporation and By-Laws.

A copy of the press release issued March 13, 2008 announcing the election of each of Mr. McKenna, Mr. Schochet and Mr. Crane to the Company’s Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99.1 – Press Release dated March 13, 2008, announcing the election of Mark M. McKenna, Barry P. Schochet and David Crane to the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HOSPITAL SERVICES, INC.

Dated:	March 13, 2008	By: /s/ Rex T. Clevenger
Rex T. Clevenger
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 13, 2008, announcing the election of Mark M. McKenna, Barry P. Schochet and David Crane to the Company’s Board of Directors.